UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to (§)240.14a-12

ADT INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

On October 29, 2026, ADT Inc. posted the following communication to its internal company website:

ADT to be Acquired by Thrive Holdings in $15.3 Billion Transaction

Employee FAQs

1.	What did ADT announce?

•

ADT has entered into a definitive agreement to be acquired by Thrive Holdings, a holding company focused on investing in established businesses for the long term and advancing their capabilities through technology.

2.	Who is Thrive Holdings, and why are they the right partner for ADT?

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Thrive Holdings is a holding company that brings together more than 75 businesses across accounting, IT and construction services. These businesses are organized into industry platforms, each with its own management team overseeing day-to-day operations.

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Thrive Holdings was launched by Thrive Capital, an investment firm with over $65 billion in assets under management, and draws on their experience and network across leading technology companies to help businesses attract talent, develop products and scale their operations.

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Thrive Holdings is funded by permanent capital, meaning there is no time pressure for how long it can own the business. That allows Thrive Holdings to continuously invest in people, products and capabilities over a long-term horizon.

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ADT has the qualities that Thrive Holdings looks for in its businesses. ADT provides an essential service, specialist expertise and is built on strong customer trust with opportunities to grow by helping teams better serve customers and reach new ones.

•	Thrive Holdings’ engineering teams will partner with ADT to build on our established security expertise, national service network and the customer trust we’ve earned over generations.

3.	What happens between now and closing?

•	Until the transaction closes, ADT will continue to operate independently as a public company.

•	It remains business as usual at ADT. We are focused on delivering high-quality, reliable products and services to our customers, operating efficiently and advancing our key growth initiatives.

•	We will communicate relevant updates as the transaction progresses.

4.	What does the transaction mean for ADT employees?

•	There are no changes to employees’ day-to-day responsibilities or reporting as a result of this announcement.

•	This transaction represents an exciting next chapter for ADT, providing greater flexibility to invest in our workforce and long-term growth.

•	Thrive Holdings is committed to investing in our people and providing training, resources and support as our business evolves.

5.	How should we respond to customer/partner/investor/media questions or concerns about the transaction?

•	You can share that ADT has entered into a definitive agreement to be acquired by Thrive Holdings, marking an exciting new chapter for the company. Additional information is available on our website.

•	Additionally, please notify your manager of any inquiries you receive and do not speculate about the transaction.

•	All media inquiries should be directed to Media@adt.com. Investor inquiries should be directed to InvestorRelations@adt.com.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements concerning the Company’s expectations, plans, intentions, strategies or prospects, including expected benefits of the proposed transaction. Generally, the words “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “assumes,” “guides,” “targets,” “forecasts,” “sees,” “seeks,” “should,” “could,” “would,” “predicts,” “potential,” “strategy,” “future,” “opportunity,” “work toward,” “intends,” “guidance,” “confidence,” “positioned,” “design,” “strive,” “continue,” “track,” “look forward to” and similar expressions used in this communication are intended to identify forward-looking statements. All statements other than statements of historical or current fact are, or may be deemed to be, forward-looking statements.

Such statements are based upon the current beliefs, expectations and assumptions of management and are subject to significant risks, uncertainties and changes in circumstances that could cause actual outcomes and results to differ materially from the forward-looking statements.

These risks, uncertainties and changes in circumstances include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the failure to receive, on a timely basis or otherwise, the required approvals of the proposed transaction by the Company’s stockholders; (iii) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (iv) the possibility that competing offers or acquisition proposals for the Company will be made; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction, including in circumstances which would require the Company to pay a termination fee; (vi) the effect of the announcement or pendency of the proposed transaction on the Company’s ability to attract, motivate or retain key executives and employees, its ability to maintain relationships with its customers, suppliers and other business counterparties, or its operating results and business generally; (vii) risks related to the proposed transaction diverting management’s attention from the Company’s ongoing business operations; (viii) the risk of stockholder litigation in connection with the proposed transaction, including resulting expense or delay; and (ix) (A) any other risks or uncertainties discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”) and the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2026 and June 30, 2026 (the “Quarterly Reports”) filed by the Company with the Securities and Exchange Commission (the “SEC”), and, in particular, the risk factors set forth under the headings “Risk Factors” and the risks and uncertainties discussed in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Report and the Quarterly Reports and (B) other risk factors identified from time to time in other filings with the SEC. Filings with the SEC are available on the SEC’s website at http://www.sec.gov.

Forward-looking statements speak only as of the date they are made, and the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise unless required by law. Readers of this communication are cautioned not to unduly rely on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary note is applicable to all forward-looking statements contained in this communication.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of the Company by Thrive Holdings. In connection with the proposed transaction, the Company intends to file relevant materials with the SEC, including the Company’s proxy statement in preliminary and definitive form. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE COMPANY’S PROXY STATEMENT (IF AND WHEN AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and stockholders are or will be able to obtain the documents (if and when available) free of charge either from the SEC’s website at www.sec.gov, or from the Company in the “Investor Relations” section of the Company’s website, which may be accessed at https://investor.adt.com, or upon request from the Company’s Investor Relations contacts.

Participants in the Solicitation

The Company and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of the Company in connection with the proposed transaction. Information about the Company’s directors and executive officers is set forth in the Company’s Proxy Statement on Schedule 14A for its 2026 Annual Meeting of Stockholders, which was filed with the SEC on April  14, 2026 (the “2026 Proxy”) (and available here). Please refer to the sections entitled “Compensation of Non-Employee Directors,” “Executive Compensation – Compensation Discussion and Analysis” and “Security Ownership of Certain Beneficial Owners and Management” in the 2026 Proxy. To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in the 2026 Proxy, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, including the Form 4s filed by: Fawad Ahmad on May  5, 2026, May  12, 2026, July  9, 2026 and October  5, 2026; Todd Dernberger on July  9, 2026 and October  5, 2026; Thomas M. Gartland on May  29, 2026, July  9, 2026 and October  5, 2026; Tracey R. Griffin on May  29, 2026, July  9, 2026 and October  5, 2026; Daniel J. Houston on May  12, 2026, May  29, 2026, July  9, 2026 and October  5, 2026; Omar Khan on May  12, 2026; Jeffrey Likosar on June  2, 2026; Kimberly Miller on May  18, 2026, July  9, 2026 and October  5, 2026; Paul J. Smith on May  29, 2026, July  9, 2026 and October  5, 2026; Danielle Tiedt on May  29, 2026, July  9, 2026 and October  5, 2026; Matthew E. Winter on May  29, 2026, July  9, 2026 and October  5, 2026; Suzanne Yoon on May  29, 2026, July  9, 2026 and October  5, 2026; and Sigal Zarmi on May  29, 2026, July  9, 2026 and October 5, 2026. Additional information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, will be set forth in the Company’s proxy statement relating to the proposed transaction when it becomes available.